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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event):     May 8, 2007




                             IVOICE TECHNOLOGY, INC.
                             -----------------------
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                        333-120490                     20-1862731
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 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


     750 HIGHWAY 34, MATAWAN, NJ                                    07747
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:             (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 8, 2007, the Company executed a Security Agreement providing Jerome Mahoney, President and Chief Executive Officer of the Company, with a security interest in all of the assets of the Company to secure the promissory note dated August 5, 2005 and all future advances including, but not limited to, additional cash advances: deferred compensation, deferred expense reimbursement, deferred commissions and income tax reimbursement for the recognition of income upon the sale of common stock for the purpose of the holder advancing additional funds to the Company.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d) Exhibits

                10.1 Security Agreement dated May 8, 2007 by and between the Company and Jerome Mahoney.
                10.2 Promissory Note dated August 5, 2005 issued to Jerome Mahoney.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE TECHNOLOGY, INC,


Date: May 9, 2007                     By:  /s/ Jerome Mahoney
                                           --------------------------
                                           Jerome Mahoney
                                           President and Chief Executive Officer
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                                INDEX OF EXHIBITS



10.1 Security Agreement dated May 8, 2007 by and between the Company and Jerome Mahoney.

10.2  Promissory Note dated August 5, 2005 issued to Jerome Mahoney.